LETTER OF TRANSMITTAL

                              FALCON PRODUCTS, INC.

                              OFFER TO EXCHANGE ITS
                   11 3/8% SENIOR SUBORDINATED NOTES DUE 2009,
              SERIES B (THE "NEW NOTES") FOR ALL OF ITS OUTSTANDING
                   11 3/8% SENIOR SUBORDINATED NOTES DUE 2009,
                         SERIES A (THE "ORIGINAL NOTES")

--------------------------------------------------------------------------------
   THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON _____, 1999, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

         Delivery To: IBJ Whitehall Bank & Trust Company, Exchange Agent

    By Mail:                    Facsimile               By Hand, Courier,
                                Transmission:           or Certified Or
IBJ Whitehall Bank              (212) 858-2611          Express Mail:
& Trust Company
P.O. Box 84                     (for eligible           IBJ Whitehall Bank
Bowling Green Station           institutions only)        & Trust Company
New York, New York 10274-0084   Confirmation of         One State Street
Attn: Reorganization            Receipt of Facsimile    New York, New York 10004
      Operations                 by Telephone:          Attn: Securities
                                (212) 858-2103          Processing Window,
                                                        Subcellar One, (SC-1)

                         For Information or Assistance:

                       IBJ Whitehall Bank & Trust Company
                                One State Street
                            New York, New York, 10004
                         Attn: Reorganization Operations
                                 (212) 858-2103


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

       The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term
"Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Original Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

       This Letter of Transmittal is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of certificates for Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Book-Entry Transfer." Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
DESCRIPTION OF ORIGINAL NOTES         1               2                  3
--------------------------------------------------------------------------------
Name(s) and Address(es) of                         Aggregate         Principal
Registered Holder (s)            Certificate      Principal           Amount
(Please fill in, if blank)       Number (s) *      Amount of         Tendered **
                                                   Original
                                                   Note (s)
----------------------------------------------    ------------    --------------

                                 -------------    ------------    --------------

                                 -------------    ------------    --------------

                                 -------------    ------------    --------------

                                 -------------    ------------    --------------

                                 -------------    ------------    --------------

                                      Total
----------------------------------------------    ------------    --------------

* Need not be completed if Original Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[  ]   CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:

       Account Number:                     Transaction Code Number:
                      -----------------                             ------------

[  ]   CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
       NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s):
                                        ----------------------------------------
       Window Ticket Number (if any):
                                        ----------------------------------------

       Date of Execution of Notice of Guaranteed Delivery:
                                                           ---------------------
       Name of Institution which guaranteed delivery:
                                                       -------------------------

       If delivered by book-entry transfer, complete the following:

       Account Number:                     Transaction Code Number:
                       ------------------                           ------------

[  ]   CHECK HERE  IF YOU ARE A BROKER-DEALER AND  WISH TO RECEIVE COPIES OF THE
       PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

       Name:
              ------------------------------------------------------------------
       Address:
                 ---------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to Falcon Products, Inc. (the "Company"), the aggregate principal amount of Original Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's Prospectus dated _______________, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 3/8% Senior Subordinated Notes Due 2009, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its issued and outstanding 11 3/8% Senior Subordinated Notes Due 2009, Series A, of which $100,000,000 aggregate principal amount was issued on June 17, 1999 and outstanding on the date of the Prospectus (the "Original Notes" and, together with the New Notes, the "Notes"). Capitalized terms which are not defined herein are used herein as defined in the Prospectus.

         Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent the attorney-in-fact of the undersigned with respect to such Original Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

       (a) deliver such Original Notes in registered certificated form, or transfer ownership of such Original Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of New Notes; and

       (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Original Notes tendered hereby in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer-Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned.

         By tendering, each holder of the Original Notes who wishes to exchange Original Notes for New Notes in the Exchange Offer represents and acknowledges, for the holder and for each beneficial owner of such Original Notes, whether or not the beneficial owner is the holder, that: (i) the New Notes to be acquired by the holder and each beneficial owner, if any, are being acquired in the ordinary course of business; (ii) neither the holder nor any beneficial owner is an affiliate, as defined in Rule 405 of the Securities Act of the Company or any of the Company's subsidiaries; (iii) any person participating in the Exchange Offer with the intention or purpose of distributing New Notes received in exchange for Original Notes, including a broker-dealer that acquired Original Notes directly from the Company, but not as a result of market-making activities or other trading activities, will comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the New Notes acquired by such person; (iv) if the holder is not a broker-dealer, the holder and each beneficial owner, if any, are not participating, do not intend to participate and have no arrangement or understanding with any person to participate in any distribution of the New Notes received in exchange for Original Notes; and (v) if the holder is a broker-dealer that will receive New Notes for the holder's own account in exchange for Original Notes, the Original Notes to be so exchanged were acquired by the holder as a result of market-making or other trading activities and the holder will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in the Exchange Offer. However, by so representing and acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an underwriter within the meaning of the Securities Act. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 270 days after the consummation of the exchange offer or such shorter period as will terminate when all registrable securities covered by the registration statement have been sold pursuant thereto (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus). In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent's message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which cause the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other event specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 270-day period referred to above during which Participating Broker-Dealer are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sales of New Notes may be resumed, as the case may be.

         As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer-Exchange Agent."

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New
Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETION.

--------------------------------------------------------------------------------

       SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTION 3 AND 4)                 (SEE INSTRUCTIONS 3 AND 4)


To be completed ONLY if certificates        To be completed ONLY if certificates
for Original Notes not exchanged and/or     for Original Notes not exchanged
New Notes are to be issued in the name of   and/or New Notes are to be sent to
and sent to someone other than the person   someone other than the person or
or persons whose signature(s) appear(s)     persons whose signature(s) appear(s)
below on this Letter of Transmittal, or     below on this Letter of Transmittal
if Original Notes delivered by book-entry   or to such person or persons at an
transfer which are not accepted for         address other than shown above in
exchange are to be returned by credit to    the box entitled "Description of
an account maintained at the Book-Entry     Original Notes" on this Letter of
Transfer Facility other than the account    Transmittal.
indicated above.

Issue:   New Notes and/or Original Notes    Mail:    New Notes and/or Original
         to:                                         Notes to:

Name (s):                                   Name (s):
         -------------------------------             ---------------------------
         (PLEASE TYPE OR PRINT)                      (PLEASE TYPE OR PRINT)

----------------------------------------    ------------------------------------
         (PLEASE TYPE OR PRINT)                      (PLEASE TYPE OR PRINT)

Address:                                    Address:
         -------------------------------             ---------------------------

----------------------------------------    ------------------------------------
                              (ZIP CODE)                              (ZIP CODE)


----------------------------------------
(Taxpayer Identification or
  Social Security)
  (See Substitute Form W-9)

[  ]   Credit unexchanged Original Notes
       delivered by book-entry  transfer
       to the  Book-Entry  Transfer
       Facility account set forth below:

       ---------------------------------
       (Book-Entry Transfer Facility
        Account Number, if applicable)

              THIS PAGE MUST BE COMPLETED BY ALL TENDERING HOLDERS

         (Complete Accompanying Substitute Form W-9 attached at the end of this Letter of Transmittal)




           -------------------------------------------------------
                                PLEASE SIGN HERE


-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

                        SIGNATURE(S) OF OWNER(S)                         , 1999
                                                -------------------------
                                                      Date

                  Area Code and Telephone Number:
                                                  ------------------------------

         If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
          ----------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
                         -------------------------------------------------------
                                    (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name and Firm)

Dated:                                                                   , 1999
       ------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Notes, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY ORIGINAL NOTES TO THE COMPANY.

       See the section entitled "The Exchange Offer" of the Prospectus for more information.


2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS

         Tenders of Original Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

         Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn and (if certificates for such Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer," the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

         If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

         When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such documents must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (EACH AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH ORIGINAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Original Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account maintained by such person at the Book-Entry Transfer Facility, as the case may be.

5.       SUBSTITUTE FORM W-9.

         The holder tendering Original Notes in exchange for New Notes is required to provide the Exchange Agent with a correct Social Security Number or Taxpayer Identification Number TIN on Substitute Form W-9, which is provided below. FAILURE TO PROVIDE THE CORRECT INFORMATION ON THE FORM OR AN ADEQUATE BASIS FOR AN EXEMPTION MAY SUBJECT THE HOLDER TO A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. IN ADDITION, BACKUP WITHHOLDING AT THE RATE OF 31% MAY BE IMPOSED UPON ANY PAYMENTS OF PRINCIPAL, AND INTEREST ON, AND THE PROCEEDS OF DISPOSITION OF, A NEW NOTE. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED. Write "Applied For" in the space for the TIN if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent, if appropriate, will withhold 31% of any payments of principal, and interest on, and the proceeds of disposition of, a New Note until a TIN is provided to the Exchange Agent.

         Exempt holders are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of the Substitute Form W-9, check Part II of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a non-resident alien or foreign entity to qualify as an exempt recipient, such person must submit a completed Form W-8, "Certificate of Foreign Status" statement, signed under penalties of perjury, attesting to the individual's exempt status. Such forms can be obtained from the Exchange Agent.

         The holder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Original Notes. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for additional guidance on which TIN to report.

         If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied for" in the space for the TIN in Part I of the Substitute Form W-9, and sign and date both signature lines on the form. If you provide your TIN to the Exchange Agent within 60 days of the date the Exchange Agent receives such form, amounts withheld during such 60 day period will be refunded to you by the Exchange Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.       DETERMINATION OF VALIDITY.

         The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

         The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

9.       MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

         Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    Guidelines for Certification of Taxpayer
                  Identification Number on Substitute Form W-9


         Name. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

         If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

         Sole Proprietor. -- You must enter your individual name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the business name line.

         Other Entities. -- Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

Part I -- Taxpayer Identification Number (TIN)

         You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How To Get a TIN below.

         If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notice to the Exchange Agent.

         Note: See the chart below for further clarification of name and TIN combinations.

         How To Get a TIN. -- If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

         If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the Exchange Agent. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the Exchange Agent. Other payments are subject to backup withholding.

         Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Part II -- For Payees Exempt From Backup Withholding

         Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

         If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, check Part II of this form, and sign and date the form.

         If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent a completed Form W-8, Certificate of Foreign Status.

Part III -- Certification

         For a joint account, only the person whose TIN is shown in Part I should sign. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

What Name and Number To Give the Requester

--------------------------------------------------------------------------------
For this type of account:               Give Name and SSN of:
--------------------------------------------------------------------------------
1.    Individual                        The individual

2.    Two or more individuals (joint    The actual owner of the account or, if
      account)                          combined funds, the first individual on
                                        the account1

3.    Custodian account of a minor
      (Uniform Gift to Minors   Act)    The minor2

4.    a.  The usual revocable savings   The  grantor-trustee
          trust (grantor is also
          trustee)

      b.  So-called trust account       The actual owner1
          that is not a legal or
          valid trust under state law

5.    Sole proprietorship              The owner3
--------------------------------------------------------------------------------
For this type of account:              Give name and EIN of:
--------------------------------------------------------------------------------

6.    Sole  proprietorship             The owner3

7.    A valid trust, estate, or        Legal entity4
      pension trust

8.    Corporate                        The corporation

9.    Association, club, religious,    The organization
      charitable, educational, or
      other tax-exempt organization

10.   Partnership                      The partnership

11.   A broker or registered nominee   The broker or nominee
================================================================================


--------

1        List first and circle the name of the person  whose number you furnish.
         If only one person on a joint account has an SSN, that person's number must be furnished.

2        Circle the minor's name and furnish the minor's SSN.


3 You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).


4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                               SUBSTITUTE FORM W-9

                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE
--------------------------------------------------------------------------------
PART I--PLEASE COMPLETE THIS FORM AND
CERTIFY BY SIGNING AND DATING BELOW.


--------------------------------------------------------------------------------
Name                                    Social Security Number

--------------------------------------------------------------------------------
Address (number, street, suite no.)     Employer Identification Number
                                        (If awaiting TIN write, "Applied For")

--------------------------------------------------------------------------------
City, State and ZIP Code

--------------------------------------------------------------------------------

PART II -- For Payees Exempt from Backup Withholding

Check if applicable:

|_|      Exempt from Backup Withholding

--------------------------------------------------------------------------------

PART III -- CERTIFICATION

Under the penalties of perjury, I certify that:

(1) The number provided on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and

(3)      Any other information provided on this form is true and correct.

You must strike out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

For instructions regarding completion of Substitute Form W-9 see Instruction 5 above.



-------------------------------------------------------------------------, 1999
SIGNATURE                                    DATE

NOTE:    FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         AWAITING TAXPAYER IDENTIFICATION NUMBER CERTIFICATE

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of any payments of the principal, and interest on, and the proceeds of disposition of, the New Notes made to me thereafter will be withheld until I provide a number.


-------------------------------------------------------------------------, 1999
SIGNATURE                                     DATE